UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 25, 2018

Alaska Communications Systems Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-28167	52-2126573
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Telephone Avenue, Anchorage, Alaska		99503-6091
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(907) 297-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.07     Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Shareholders of Alaska Communications Systems Group, Inc. (the “Company”) was held on June 25, 2018. Shareholders representing 44,832,274 shares, or 84.4% of the common shares outstanding as of the May 11, 2018 record date, were present in person or represented at the meeting by proxy.

(b)	The matters voted upon at the meeting, and the number of votes cast for, against or withheld, and the number of abstentions and broker non-votes, as applicable, are set forth below.

Proposal 1: Election of Board of Directors

The eight (8) nominees to serve as directors, which constituted the entire Board as of the meeting date, were all either elected or reelected to serve as directors by the following votes:

Nominee	For	Withheld	Broker Non-Votes
Edward (Ned) J. Hayes, Jr.	22,646,561	5,005,749	17,179,964
Wayne Barr, Jr.	24,497,546	3,154,764	17,179,964
Margaret L. Brown	22,623,186	5,029,124	17,179,964
David W. Karp	22,679,906	4,972,404	17,179,964
Peter D. Ley	22,596,159	5,056,151	17,179,964
Robert M. Pons	25,430,833	2,221,477	17,179,964
Brian A. Ross	22,579,271	5,073,039	17,179,964
Anand Vadapalli	22,108,786	5,543,524	17,179,964

Proposal 2: Advisory Approval of the Company’s Executive Compensation

The Company proposal requesting that shareholders approve executive compensation, on an advisory basis, was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
18,876,520	7,342,039	1,433,751	17,179,964

Proposal 3: Approval of the Second Amended and Restated Alaska Communications Systems Group, Inc. 2011 Incentive Award Plan

The Company’s proposal requesting approval of the Second Amended and Restated Alaska Communications Systems Group, Inc. 2011 Incentive Award Plan was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
19,213,819	7,057,630	1,380,861	17,179,964

Proposal 4: Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

The Company proposal requesting ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
41,763,380	1,008,173	2,060,721	N/A

Proposal 5: Ratification of the Adoption by the Board of Directors of the Section 382 Tax Benefits Preservation Plan

The Company proposal requesting ratification of the Board of Director’s adoption of the Section 382 Tax Benefits Preservation Plan was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
18,284,779	8,060,471	1,307,060	17,179,964

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alaska Communications Systems Group, Inc.

June 27, 2018	By:	Leonard A. Steinberg

Name: Leonard A. Steinberg
Title: Corporate Secretary